VOYA INVESTORS TRUST

Voya Global Perspectives Portfolio

(“Portfolio”)

Supplement dated November 7, 2014

to the Portfolio’s Adviser Class, Institutional Class, and Service Class

Prospectus (“Prospectus”) dated May 1, 2014

Effective December 31, 2014, the section entitled “Key Information about the Underlying Funds” of the Portfolio’s Prospectus is hereby revised as follows:

1.              All references to Voya Growth and Income Portfolio as an underling fund of the Portfolio are hereby deleted in their entirety.

2.              The following paragraphs are added to the section entitled “Key Information about the Underlying Funds” of the Portfolio’s Prospectus:

Underlying Fund: Voya Index Plus LargeCap Portfolio (formerly, ING Index Plus LargeCap Portfolio)

Investment Adviser: Voya Investments, LLC

Sub-Adviser: Voya Investment Management Co. LLC

Investment Objective:  Outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of large-capitalization companies included in the S&P 500® Index and have a market capitalization of at least $3 billion. The portfolio may invest in derivative instruments including, but not limited to, index futures. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.  The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Main Risks: Company, derivative instruments, investment model, liquidity, market, other investment companies, and securities lending.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE